UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

August 6, 2002

Date of Report (Date of earliest event reported)

MEDIA ARTS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-24294	77-0354419
(State or other jurisdiction of incorporation)	(Commission file numbers)	(I.R.S. employer identification no.)
900 Lightpost Way Morgan Hill, California		95037
(Address of principal executive offices)		(ZIP Code)

(408) 201-5000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Item 5.  Other Events.

Reference is made to the press release of the Registrant issued on August 8, 2002, which contains information meeting the requirements of this Item 5 and is incorporated herein by reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits:

99.1         Press Release issued August 8, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA ARTS GROUP, INC.
By:	/s/ Robert Murray
Robert C. Murray
Vice President, General Counsel and Secretary
Dated: August 8, 2002

Index to Exhibits

Exhibit Index

99.1         Press Release issued August 8, 2002